Exhibit 10.8


                          ASSUMPTION OF LIABILITIES
                          -------------------------


     Assumption of Liabilities dated as of March 15, 1999 by PC DYNAMICS OF TEXAS, INC., a Texas corporation ("BUYER") in favor of PC DYNAMICS CORPORATION, a Texas corporation ("PC DYNAMICS").

     WHEREAS, PC DYNAMICS and BUYER have entered into that certain Agreement dated March ___, 1999 (the "Agreement") pursant to which, among other things, BUYER is acquiring certain assets of PC DYNAMICS;

     WHEREAS,   the   Agreement  provides   that,  concurrently   with   such
 acquisition BUYER assume and agree to pay, defend, defend, discharge and perform certain liabilities and obligations of PC DYNAMICS:

 NOW, THEREFORE, BUYER hereof confirms that it has assumed and agreed to pay, defend, discharge and perform when due each of the executory liabilities and obligations of PC DYNAMICS under each Contract in effect on the Closing Date and assigned to BUYER pursuant to Section 1.1(e) of the Agreement.

     The Assumption of Liabilities shall immure to the benefit of and be binding upon the successors and assigns of BUYER and PC DYNAMICS.

     All capitalized terms contained herein without definition shall have the respective meanings ascribed to such terms in the Agreement.

      This Assumption of Liabilities is executed, delivered and effective on and as of March 15, 1999.

                        PC DYNAMICS OF TEXAS, INC.


                        By:  /s/
                             ---------------------
                        Its:


                        PC DYNAMICS CORPORATION


                        By:  /s/
                             ---------------------
                        Its: